UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

HRPT PROPERTIES TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Vote by Telephone Call toll-free on a touch-tone phone in the U.S. or Canada Follow these four easy steps: Read the Proxy materials. Call the toll-free phone number printed on the enclosed vote instruction form. Have your vote instructions in hand when you call the toll free number. Follow the recorded instruction: Press 1 to vote as the Board recommends. Press 2 to vote on Proposal 2 individually. HRPT PROPERTIES TRUST ***IMPORTANT MESSAGE ABOUT VOTING YOUR SHARES*** The annual meeting of shareholders of HRPT Properties Trust (NYSE: HRP) has been adjourned to 3:00 p.m. on May 13, 2010 at 400 Centre Street, Newton, Massachusetts in order to permit shareholders additional time to vote on Proposal 2. Our Board of Trustees recommends a vote FOR Proposal 2 to approve an amendment to our declaration of trust to change the vote required to elect Trustees in uncontested elections to the affirmative vote of a majority of the votes cast. Because brokers are no longer allowed to vote uninstructed shares for the election of trustees, our Board believes that passage of this proposal will likely save us additional expenses of soliciting shareholders or of adjourning annual meetings in order to obtain the required votes to elect Trustees in uncontested elections. Therefore, it is very important that you vote your shares for Proposal 2 today. In addition to checking the appropriate boxes on the enclosed vote instruction form, signing and returning it in the enclosed postage paid envelope, there are two additional convenient ways to vote that are available 24 hours a day: Vote by Internet Go to website: www.proxyvote.com Follow these four easy steps: Read the Proxy materials. Go to the website www.proxyvote.com. Have your vote instructions in hand when you access the website. Follow the simple instructions. ******** Notes ******** When voting online, you may also elect to give your consent to have all future proxy materials delivered to you electronically. Voting on Proposals 1, 3 and 4 has been completed.

M24824-P91144 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS Meeting Type: Annual For holders as of: 2/21/2010 Adjourned to: 5/13/2010 Time: 3:00 p.m. local time Location: You are receiving this communication because you hold shares in the above named company. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). See the reverse side of this notice to obtain proxy materials and voting instructions. HRPT PROPERTIES TRUST Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting adjourned to May 13, 2010. HRPT Properties Trust 400 Centre Street Newton, MA 02458 HRPT PROPERTIES TRUST 400 CENTRE STREET NEWTON, MASSACHUSETTS 02458 Meeting Information

M24825-P91144 The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com. Before You Vote How to Access the Proxy Materials How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 5, 2010 to facilitate timely delivery. How to Request and Receive a PAPER or E-MAIL Copy for the 2010 Annual Meeting and for Shareholder Meetings in the Future: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to the annual meeting, please call 617-796-8222. Authorize Your Proxy By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Authorize Your Proxy By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. Authorize Your Proxy By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. How To Vote Please Choose One of the Following Voting Methods Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Voting Items 0 0 0 0 0 0 For Against Abstain 0 0 0 0 0 0 M24826-P91144 Our Board of Trustees Requests You Vote "FOR" Proposal 2. 1. Voting on Proposals 1, 3 and 4 has been completed. 3. Voting on Proposals 1, 3 and 4 has been completed. 4. Voting on Proposals 1, 3 and 4 has been completed. 2. To approve an amendment to our declaration of trust to change the vote required to elect Trustees in uncontested elections to the affirmative vote of a majority of the votes cast. 5. If permitted to do so by applicable law, the Proxies, in their discretion, are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or at any postponement or adjournment thereof. Our Board requests you vote FOR proposal 2.

M24827-P91144 Signature 2 - (Joint Owners) Signature 1 - (Please sign on line) Date - (Please print date) Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title. Authorized Signatures - This section must be completed for your instructions to be executed. HRPT PROPERTIES TRUST 400 Centre Street Newton, MA 02458 Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the HRPT Properties Trust annual meeting of shareholders, including our annual report and proxy statement, are available over the Internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the Notice Regarding the Availability of Proxy Materials. This proxy is solicited on behalf of the Board of Trustees of HRPT Properties Trust. The undersigned shareholder of HRPT Properties Trust, a Maryland real estate investment trust, or the company, hereby appoints John A. Mannix, Jennifer B. Clark and Barry M. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting of shareholders of the company to be held at 400 Centre Street, Newton, Massachusetts 02458 on April 14, 2010 as adjourned to May 13, 2010, at 3:00 p.m., local time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of annual meeting of shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSAL 2. ADDITIONALLY IF PERMITTED TO DO SO BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. Change of Address/Comments Please print new address or comments in the box below.